UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2016

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 10, 2016, Baxter International Inc. (the “Company”) entered into an Underwriting Agreement with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the underwriters named in the prospectus supplement dated August 10, 2016 and filed with the Securities and Exchange Commission on August 12, 2016 (the “Prospectus Supplement”), relating to the sale by the Company of $400,000,000 aggregate principal amount of 1.700% Senior Notes due August 15, 2021, $750,000,000 aggregate principal amount of 2.600% Senior Notes due August 15, 2026 and $450,000,000 aggregate principal amount of 3.500% Senior Notes due August 15, 2046 (collectively, the “Notes”). The Notes were registered under the Registration Statement on Form S-3 (Registration No. 333-207810) that the Company filed with the Securities and Exchange Commission on November 4, 2015 and supplemented by the Prospectus Supplement. The Company is filing the exhibits attached to this Current Report on this Form 8-K in connection with such Registration Statement.

The Notes were issued pursuant to, and are governed by the terms of, an Indenture, dated as of August 8, 2006 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”), as amended and supplemented by the Tenth Supplemental Indenture, dated as of August 15, 2016 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

The above descriptions of the Base Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the Notes. The Base Indenture is incorporated by reference herein and the Supplemental Indenture (including the forms of the Notes) is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Also on August 15, 2016, the Company delivered redemption notices to the Trustee, notifying the Trustee of its irrevocable election to redeem on September 14, 2016 (the “Redemption”) (i) all of the $144,389,000 aggregate principal amount outstanding of the Company’s 1.850% Senior Notes due 2017, (ii) all of the $196,967,000 aggregate principal amount outstanding of the Company’s 1.850% Senior Notes due 2018, (iii) all of the $139,939,000 aggregate principal amount outstanding of the Company’s 5.375% Senior Notes due 2018, (iv) all of the $137,683,000 aggregate principal amount outstanding of the Company’s 4.500% Senior Notes due 2019, (v) all of the $208,844,000 aggregate principal amount outstanding of the Company’s 4.250% Senior Notes due 2020 and (vi) all of the $143,815,000 aggregate principal amount outstanding of the Company’s 3.200% Senior Notes due 2023 at the make whole redemption price set forth in each series of notes and instructing the Trustee to provide notice of the Redemption to the holders of such notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of August 8, 2006, by and between the Company and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on August 9, 2006)

4.2	Tenth Supplemental Indenture, dated as of August 15, 2016, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including forms of 1.700% Senior Notes due 2021, 2.600% Senior Notes due 2026 and 3.500% Senior Notes due 2046)

5.1	Opinion of Ellen K. McIntosh

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ellen K. McIntosh (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. McIntosh
Ellen K. McIntosh
Corporate Vice President, Associate
General Counsel & Corporate Secretary

Date: August 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of August 8, 2006, by and between the Company and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on August 9, 2006)

4.2	Tenth Supplemental Indenture, dated as of August 15, 2016, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including forms of 1.700% Senior Notes due 2021, 2.600% Senior Notes due 2026 and 3.500% Senior Notes due 2046)

5.1	Opinion of Ellen K. McIntosh

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ellen K. McIntosh (included in Exhibit 5.1)